                                                                    EXHIBIT 23.5



                  [LETTERHEAD OF THE WALLACH COMPANY, INC.]


                                        March 13, 1995



To Norwest Corporation

We hereby consent to the use of our fairness opinion dated March 3, 1995 in this registration statement on form S-4 of Norwest Corporation.

                                       Sincerely,


                                       /s/ The Wallach Company, Inc.
                                       The Wallach Company, Inc.